UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 30, 2007
Moldflow Corporation
(Exact name of registrant as specified in charter)

Delaware	000-30027	04-3406763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

492 Old Connecticut Path, Suite 401
Framingham, MA		01701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (508) 358-5848
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On June 30, 2007 (the “Closing”), Moldflow Corporation (the “Company”), on behalf of itself and as representative for certain wholly-owned subsidiaries of the Company, completed the previously announced sale to Husky Injection Molding Systems Ltd. (the “Buyer”), on behalf of itself and as representative for certain subsidiaries of Buyer, of substantially all of the assets of the Company’s Manufacturing Solutions (“MS”) division (the “Purchased Assets”) pursuant to a certain Asset Purchase Agreement dated as of June 25, 2007 between the Company and the Buyer (the “Purchase Agreement”).
     In its Form 10-Q for the period ending March 31, 2007, the Company reported the results of operations and financial position of its MS division as discontinued operations within its unaudited condensed consolidated financial statements. Subsequently, the Company decided to retain its Moldflow Plastics Xpert (“MPX”) product line and its related assets, which had been included in the amounts previously reported as discontinued operations. Ultimately, as the product line was software-focused and more closely aligned with the Company’s Design Analysis Solutions business, the Company opted to retain the software assets of the MPX product line, including the rights to software maintenance contract renewals and thus, all associated assets, liabilities, revenues and expenses are excluded from the Purchased Assets and reported as part of the Company’s continuing operations.
     The purchase price for the Purchased Assets was $7.0 million, plus certain liabilities assumed by Buyer, and is subject to certain post-closing adjustments. Prior to entering into the Purchase Agreement, neither the Buyer nor its subsidiaries had any material relationship with the Company, its subsidiaries, or its affiliates, officers or directors or any associate of any of its officers or directors.
     The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the actual agreement, which was previously filed with the Company’s Current Report on Form 8-K dated as of June 27, 2007 and incorporated herein by reference as Exhibit 2.1.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (b) Pro Forma Financial Information.
     Pursuant to paragraph (b)(1) of Item 9.01 of Form 8-K, the Company is furnishing unaudited pro forma condensed consolidated financial statements in Exhibit 99.1, which are incorporated herein by reference.
     (d) Exhibits
2.1	Asset Purchase Agreement, dated as of June 25, 2007, by and between Moldflow Corporation and Husky Injection Molding Systems Ltd. (incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K dated as of June 27, 2007).

99.1	Unaudited pro forma condensed consolidated financial statements as of and for the nine months ended March 31, 2007 and for the year ended June 30, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLDFLOW CORPORATION
Date: July 6, 2007	By:	/s/ Gregory W. Magoon
		Name:	Gregory W. Magoon
		Title:	Executive Vice President of Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX
2.1	Asset Purchase Agreement, dated as of June 25, 2007, by and between Moldflow Corporation and Husky Injection Molding Systems Ltd. (incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K dated as of June 27, 2007).

99.1	Unaudited pro forma condensed consolidated financial statements as of and for the nine months ended March 31, 2007 and for the year ended June 30, 2006.